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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 _______________


                                    Form 8-K

                                 _______________


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 21, 2004
                                                   -----------------------------



                       NETWORK-1 SECURITY SOLUTIONS, INC.
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             (Exact name of registrant as specified in its charter)



          Delaware                   1-14896                      11-3027591
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(State or other jurisdiction      (Commission                   (IRS Employer
    of incorporation)             File Number)               Identification No.)



              445 Park Avenue, Suite 1028, New York, New York 10022
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                    (Address of principal executive offices)



Registrant's telephone number, including area code:  (212) 829-5700
                                                     ---------------------------


                                       N/A
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 3.02   UNREGISTERED SALE OF EQUITY SECURITIES
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            On December 21, 2004, in a transaction exempt for registration under the Securities Act of 1933, as amended (the "Act") pursuant to Section 4(2) of the Act and Regulation D promulgated thereunder, the Registrant sold 2,085,000 shares of common stock and three (3) year warrants to purchase 1,563,750 shares of common stock for an aggregate purchase price of $2,085,000 to a group of 15 accredited investors.

            The three (3) year warrants to purchase 1,563,750 shares of common stock consist of (i) warrants to purchase 1,042,500 shares of common stock at an exercise price of $1.25 per share and (ii) warrants to purchase 521,250 shares of common stock at an exercise price equal to $1.75 per share.

            The Securities Purchase Agreement in which the aforementioned securities were sold provides that the Registrant may sell up to an additional $915,000 (or an aggregate offering of $3.0 million) of the same securities (common stock and warrants) upon the same terms for a period of sixty (60) days from the initial closing. The Securities Purchase Agreement also provides that the Registrant is obligated to file a Registration Statement with the Securities and Exchange Commission registering for resale the common stock and shares of common stock issuable upon exercise of the warrants sold in the offering.




ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS
            ---------------------------------

(c)         Exhibits

            EXHIBIT NO.       DESCRIPTION
            -----------       -----------

            10.1 Securities Purchase Agreement, dated December 21, 2004, between the Registrant and the investors (including exhibits).





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                                    SIGNATURE
                                    ---------

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 NETWORK-1 SECURITY SOLUTIONS, INC.


Dated:  December 27, 2004        By:  /s/ Corey M. Horowitz
                                      ------------------------------------------
                                      Name:   Corey M. Horowitz
                                      Title:  Chairman & Chief Executive Officer


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                                  EXHIBIT INDEX
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EXHIBIT NO.       DESCRIPTION
-----------       -----------

10.1 Securities Purchase Agreement, dated December 21, 2004, between the Registrant and the investors (including exhibits).